EXHIBIT INDEX


                                  GPU, INC.


                     JERSEY CENTRAL POWER & LIGHT COMPANY
             EMPLOYEE SAVINGS PLAN FOR BARGAINING UNIT EMPLOYEES






Consent of Independent Accountant                                    Exhibit 23



Report on Audits of Financial Statements                             Exhibit 28
   for the Years Ended December 31, 1997
   and 1996